Disposal of subsidiary	12 Months Ended
Dec. 31, 2022
Disposal of Subsidiary
Disposal of subsidiary

Note 6.  Disposal of subsidiary

The Company had disposed its 100% shareholdings in EMZA to a third party with a consideration of $15,092 thousand netting disposal related cost in October 2022.  The Company derecognized EMZA from the date of disposal as its subsidiary.  The Company derecognized the assets, liabilities and the related equity components of EMZA, and recognized a gain on disposal of $10,694 thousand, and recorded it as other income.

The carrying amount of assets and liabilities of EMZA on the date of disposal was as follow:

EMZA
(in thousands)
Cash	$323
Current assets, other than cash	2,241
Property, plant and equipment	179
Other intangible assets	4,436
Other non-current assets	587
Other current and non-current liabilities	(4,148)
Net assets disposed of	$3,618